PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

[***] Certain information in this document has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Such redacted information is not material, is the type that the registrant treats as private or confidential and would likely cause competitive harm to the registrant if publicly disclosed.

PHOENIX ENERGY ONE, LLC

PHOENIX OPERATING LLC

WELLBORE PARTICIPATION & ASSIGNMENT AGREEMENT

38 Subject Wells – North Dakota and Montana

This Wellbore Participation & Assignment Agreement (this "Agreement") is entered into by Phoenix Energy One, LLC and Phoenix Operating LLC (collectively, "Phoenix") and the undersigned purchaser ("Participant"), effective as of the date on which the last party signs below. The parties agree as follows:

Subject Wells	All 38 wells listed on Exhibit A
Aggregate Gross AFE (Estimate)	[*******]
Elected Working Interest	____________ %
Net Revenue Interest	80% of the Elected Working Interest (NRI = 0.80 x WI)

Example only: a 1.00% WI corresponds to a 0.80% NRI. The example is explanatory and is not an election.

1. Subject Wells; Conveyed Interest.

In consideration for the payment of the Purchase Price, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Phoenix shall assign to Participant an undivided working interest equal to the Elected Working Interest shown above in and to each of the wellbores identified on Exhibit A (collectively, the "Subject Wells"), together with only those leasehold and related rights necessary for Participant to own and bear its proportionate share of the costs and revenues attributable to the Subject Wells (the "Wellbore Interests"). Participant’s net revenue interest attributable to the Wellbore Interests shall equal eighty percent (80%) of Participant’s Elected Working Interest. Phoenix reserves all rights, titles, interests, formations, depths and leasehold rights not part of or necessary to the Wellbore Interests, together with any rights associated with non-participating working interests, non-consent penalty interests, recoupment rights or similar rights attributable to interests not being conveyed.

Phoenix will supply Participant with a well election form (each, a "Well Election") for each of the Subject Wells in the grouping identified on Exhibit A. Participant must complete, execute and return each Well Election to Phoenix within thirty (30) days of receipt, and must thereby affirmatively consent to participate in every Subject Well identified on Exhibit A. If Participant fails to affirmatively consent to participate in any Subject Well, or fails to timely return any Well Election, all Well Elections submitted by Participant and this Agreement shall be null and void.

2. Completion of Subject Wells; No Substitution.

Phoenix will endeavor to drill and complete all of the Subject Wells listed on Exhibit A but does not guarantee that any particular Subject Well, or all of the Subject Wells, will in fact be drilled or completed. If Phoenix is unable to complete one or more Subject Wells for any reason, Participant shall nonetheless remain responsible for its Elected Working Interest share of all costs actually incurred with respect to such Subject Well(s), and Phoenix shall have no obligation to substitute or replace any such Subject Well with another well or interest. Participant acknowledges that, as a result, the aggregate AFE amount and the number of Subject Wells in which Participant ultimately holds an interest may be less than Participant anticipated at the time of election.

3. Purchase Price; Ongoing Obligations.

The Purchase Price for the Wellbore Interests shall equal three percent (3.0%) of the product of (i) the aggregate gross AFE estimate for the Subject Wells ($414,422,025) and (ii) the Elected Working Interest, and shall be due at Closing. All AFE amounts are estimates only and are not caps or guarantees on ultimate actual costs of any Subject Well.

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PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

From and after the Effective Time, Participant, as owner of the Wellbore Interests, shall bear its Elected Working Interest share of all actual costs, expenses, liabilities and obligations attributable to the Wellbore Interests, including the drilling and completion costs represented by the AFE, cost overruns, operations, production, workovers, recompletions, taxes, environmental obligations, plugging and abandonment, and other charges properly attributable to the Wellbore Interests, as is inherent in owning a non-operated working interest. Participant shall be responsible for its Elected Working Interest share of such costs, expenses, liabilities and obligations regardless of whether they were incurred, accrued or invoiced before or after the Effective Time.

4. Joint Interest Billings; Payment Default; Penalty.

As a condition to this Agreement, Participant shall register for and maintain an active account on EnergyLink (or such other joint interest billing platform as Phoenix may designate from time to time) throughout the term of this Agreement.

Participant shall pay each joint interest billing statement ("JIB") issued with respect to the Subject Wells within thirty (30) days of receipt. For purposes of this Section, a JIB shall be deemed received on the date it is uploaded to EnergyLink (or such other joint interest billing platform as Phoenix may designate from time to time).

If Participant fails to pay a JIB in full within such 30-day period, Phoenix will issue Participant a notice of default (a "Notice of Default"). If Participant fails to pay the outstanding amount in full within fifteen (15) days after Phoenix issues a Notice of Default, Phoenix will assess a risk penalty against Participant equal to two hundred percent (200%) of the outstanding amount, which outstanding amount shall include, without limitation, any amounts reflected on the applicable AFE that have not yet been invoiced via JIB.

The penalty described in this Section is in addition to, and not in lieu of, any other rights or remedies available to Phoenix under this Agreement, any applicable operating agreement, or applicable law.

5. Closing; Delivery of Assignment.

Closing shall occur within 30 business days of Phoenix’s receipt of the executed Agreement and the Purchase Price. Following Closing, Phoenix shall execute and deliver one or more recordable wellbore assignment instruments reasonably necessary to evidence the Wellbore Interests conveyed under this Agreement. The effective time of the conveyance (the "Effective Time") shall be the effective time stated in the recordable assignment. Participant shall thereafter be entitled to revenues and responsible for costs attributable to the conveyed Wellbore Interests from and after the Effective Time, regardless of if said costs were incurred prior to the Effective Time.

6. VOLUNTARY ELECTION; SOPHISTICATED PARTICIPANT; ASSUMPTION OF RISK; NON-RELIANCE

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THERE IS NO EXPRESS OR IMPLIED REQUIREMENT, EXPECTATION, OBLIGATION, INDUCEMENT OR PRESSURE FOR PARTICIPANT TO ACQUIRE ANY INTEREST UNDER THIS AGREEMENT. PARTICIPANT’S DECISION TO PARTICIPATE IS VOLUNTARY, IS MADE SOLELY ON PARTICIPANT’S OWN ACCORD, AND IS BASED ON PARTICIPANT’S OWN REVIEW, JUDGMENT AND DUE DILIGENCE. PARTICIPANT FURTHER ACKNOWLEDGES THAT A DECISION NOT TO PARTICIPATE WOULD NOT ADVERSELY AFFECT, DIRECTLY OR INDIRECTLY, PARTICIPANT’S EMPLOYMENT, COMPENSATION, EQUITY OWNERSHIP, MANAGEMENT STATUS, STANDING, BUSINESS RELATIONSHIP OR OTHER RIGHTS OR OPPORTUNITIES WITH PHOENIX.

PARTICIPANT REPRESENTS THAT PARTICIPANT AND THE PERSONS MAKING THIS DECISION ON PARTICIPANT’S BEHALF ARE SOPHISTICATED BUSINESS PERSONS WITH SUBSTANTIAL FAMILIARITY WITH THE OIL AND GAS INDUSTRY AND FULLY UNDERSTAND THE RISKS OF OWNING A NON-OPERATED WORKING INTEREST. SUCH RISKS INCLUDE, WITHOUT LIMITATION, DRY HOLES OR UNECONOMIC WELLS, RESERVOIR AND PRODUCTION UNDERPERFORMANCE, DRILLING OR COMPLETION FAILURE, MECHANICAL FAILURE, COST OVERRUNS, OPERATING AND WORKOVER COSTS, COMMODITY-PRICE VOLATILITY, TITLE OR LEASE ISSUES, REGULATORY CHANGES, ENVIRONMENTAL AND SURFACE LIABILITIES, TAXES, TRANSPORTATION OR TAKEAWAY CONSTRAINTS, FORCE MAJEURE, PLUGGING AND ABANDONMENT OBLIGATIONS, AND THE

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PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

POSSIBILITY THAT PARTICIPANT MAY LOSE ALL CAPITAL INVESTED AND MAY BE REQUIRED TO FUND COSTS AND LIABILITIES IN EXCESS OF INITIAL ESTIMATES.

PARTICIPANT HAS HAD THE OPPORTUNITY TO CONDUCT SUCH DUE DILIGENCE AND TO CONSULT INDEPENDENT LEGAL, TAX, ACCOUNTING, TECHNICAL AND FINANCIAL ADVISORS AS PARTICIPANT DEEMS APPROPRIATE. PARTICIPANT IS NOT RELYING ON PHOENIX OR ANY OF ITS OFFICERS, DIRECTORS, MANAGERS, MEMBERS, PARTNERS, EMPLOYEES, AFFILIATES, AGENTS OR REPRESENTATIVES (COLLECTIVELY, THE "PHOENIX PARTIES") FOR INVESTMENT, LEGAL, TAX OR FINANCIAL ADVICE, OR ON ANY FORECAST, PROJECTION, RESERVE ESTIMATE, EXPECTED RETURN, INTERNAL EXPECTATION OR ORAL STATEMENT, EXCEPT FOR EXPRESS REPRESENTATIONS SET FORTH IN THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTICIPANT KNOWINGLY ASSUMES THESE RISKS AND RELEASES, WAIVES, DISCHARGES AND AGREES TO INDEMNIFY, HOLD HARMLESS THE PHOENIX PARTIES FROM CLAIMS, LOSSES, DAMAGES OR LIABILITIES ARISING FROM PARTICIPANT’S DECISION TO ACQUIRE, OWN, OPERATE THROUGH THE OPERATOR, HOLD OR DISPOSE OF THE WELLBORE INTERESTS OR FROM THE ECONOMIC OR OPERATIONAL PERFORMANCE OF THE SUBJECT WELLS; PROVIDED, HOWEVER, THAT THIS RELEASE DOES NOT APPLY TO FRAUD, WILLFUL MISCONDUCT, WILLFUL INJURY TO THE PERSON OR PROPERTY OF ANOTHER, GROSS NEGLIGENCE, VIOLATION OF LAW, OR ANY LIABILITY THAT MAY NOT LAWFULLY BE WAIVED. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE INDEMNIFICATION IN THIS SECTION IS CLEAR, UNAMBIGUOUS AND UNEQUIVOCAL.

7. No Syndication; Own Account.

Participant represents, warrants and covenants that Participant is acquiring the Wellbore Interests solely for Participant’s own account and not for the account, in whole or in part, of any other person or entity. Participant has not solicited, syndicated or arranged, and shall not solicit, syndicate or arrange, funds or capital from any family member, friend, employee, competitor or any other third party for the purpose of participating in this Agreement or acquiring any interest in the Wellbore Interests.

Notwithstanding the foregoing, Participant may hold the Wellbore Interests through a limited liability company or similar entity that is closely held solely by Participant and Participant’s spouse, or through a trust or other estate planning vehicle established solely for the benefit of Participant, Participant’s spouse, and/or their lineal descendants, and such holding structure shall not, by itself, be deemed a syndication or solicitation of funds in violation of this Section.

Participant acknowledges that a violation of this Section is likely to cause Phoenix significant damages, and Phoenix intends to pursue and enforce all available remedies with respect to any such violation.

8. No Guarantee; No Reliance on Estimates.

Phoenix makes no representation or warranty as to the amount, timing or duration of production; reserves; recoveries; commodity prices; revenues; operating costs; future capital requirements; profitability; rate of return; tax treatment; or ultimate value of any Subject Well or Wellbore Interest. Any AFE, engineering information, reserve information, forecast, model, budget, historical result or other estimate provided to Participant is informational only, is subject to change, and is not a guarantee of future results. Participant is relying solely on the express terms of this Agreement and Participant’s own evaluation of the transaction and the Subject Wells.

9. Assumption of Liabilities; Indemnity.

From and after the Effective Time, Participant assumes all costs, risks, liabilities, claims, causes of action and obligations attributable to Participant’s Elected Working Interest in the Subject Wells. To the fullest extent permitted by law, Participant shall indemnify, defend and hold harmless the Phoenix Parties from and against third-party claims, costs, losses and liabilities to the extent arising from or attributable to Participant’s ownership of the Wellbore Interests or Participant’s breach of this Agreement, except to the extent finally determined to have resulted from the fraud, willful misconduct, willful injury to the person or the property of another, gross negligence or violation of law of the party seeking indemnification. The Participant acknowledges and agrees that the indemnification in this Section is clear, unambiguous, and unequivocal.

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PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

10. Well Control Insurance.

Participant shall accept, and shall be covered under, well control insurance procured by Phoenix (or the applicable operator) for the Subject Wells, the cost of which shall be borne by Participant as part of its Elected Working Interest share of costs under this Agreement. In the event of a well control incident resulting in an insurance recovery, Participant shall be the beneficiary of its proportionate (Elected Working Interest) share of any such recovery, if any.

11. Operator; No Control Rights Beyond the Working Interest.

Participant acknowledges that ownership of a non-operated working interest does not give Participant day-to-day control over drilling, completion or operating decisions. Operations will be conducted by the applicable operator in accordance with governing leases, contracts, statutes, regulations and customary operating practices. Nothing in this Agreement creates a fiduciary, advisory, employment, agency, partnership or joint-venture relationship between Participant and Phoenix with respect to this transaction.

12. Title; Limited Warranty.

Phoenix shall convey the Wellbore Interests by special warranty of title only, and no broader warranty of title is made or implied. Participant accepts the Wellbore Interests subject to all valid leases, operating agreements, pooling or spacing orders, easements, rights-of-way, governmental requirements, existing burdens and other instruments affecting the Subject Wells, to the extent applicable, so long as the conveyance delivers the Net Revenue Interest expressly stated in Section 1.

13. Transfer Restrictions; Phoenix Right of First Refusal.

Participant may not assign, transfer, pledge or otherwise dispose of all or any portion of the Wellbore Interests without Phoenix’s prior written consent, except that, with respect to any individual Subject Well, Participant may sell, transfer or assign its Wellbore Interest in such Subject Well at any time after such Subject Well has produced for at least twelve (12) months following first production.

Before any proposed third-party sale, transfer or assignment of all or any portion of the Wellbore Interests (including any transfer permitted under this Section), Phoenix shall have a right of first refusal to purchase the interest proposed to be transferred on the same material economic terms offered by the bona fide third party, subject to reasonable documentation procedures established by Phoenix.

14. Independent Advice; Tax Matters.

Participant acknowledges that Phoenix has not provided and is not providing legal, tax, accounting or investment advice in connection with this transaction. Participant is solely responsible for evaluating the tax, financial, legal and regulatory consequences of acquiring and owning the Wellbore Interests and for obtaining advice from Participant’s own advisors.

15. Governing Law; Arbitration; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the laws of the State of North Dakota, without regard to its conflict of laws principles.

Any dispute, claim or controversy arising out of or relating to this Agreement shall be resolved exclusively by binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, with the arbitration to be held in the State of North Dakota. The arbitrator’s decision shall be final and binding on the parties, and judgment on the award may be entered in any court having jurisdiction thereof.

EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16. Entire Agreement; Amendments; Counterparts.

This Agreement, together with the recordable wellbore assignment(s) delivered pursuant to it, constitutes the entire agreement of the parties concerning the transaction described herein and supersedes prior or contemporaneous discussions concerning that transaction. Any amendment must be in writing and signed by both parties. This Agreement may be executed in counterparts and by electronic signature, each of which will be deemed an original and all of which together will constitute one instrument.

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PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

ACKNOWLEDGED, AGREED AND ACCEPTED:

PHOENIX ENERGY ONE, LLC / PHOENIX OPERATING LLC	PARTICIPANT
Legal Entity: ____________________________________
Address: ____________________________________
EIN: ____________________________________
By: ____________________________________	By: ____________________________________
Name: ____________________________________	Name: ____________________________________
Title: ____________________________________	Title: ____________________________________
Date: ____________________________________	Date: ____________________________________
Email: ____________________________________

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PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

EXHIBIT A

SUBJECT WELLS AND GROSS AFE ESTIMATES

Aggregate Gross AFE Estimate: $[***********]

#	API	Well Name	Spud Date	Gross AFE
1	[*******]	[*******]	[*******]	[*******]
2	[*******]	[*******]	[*******]	[*******]
3	[*******]	[*******]	[*******]	[*******]
4	[*******]	[*******]	[*******]	[*******]
5	[*******]	[*******]	[*******]	[*******]
6	[*******]	[*******]	[*******]	[*******]
7	[*******]	[*******]	[*******]	[*******]
8	[*******]	[*******]	[*******]	[*******]
9	[*******]	[*******]	[*******]	[*******]
10	[*******]	[*******]	[*******]	[*******]
11	[*******]	[*******]	[*******]	[*******]
12	[*******]	[*******]	[*******]	[*******]
13	[*******]	[*******]	[*******]	[*******]
14	[*******]	[*******]	[*******]	[*******]
15	[*******]	[*******]	[*******]	[*******]
16	[*******]	[*******]	[*******]	[*******]
17	[*******]	[*******]	[*******]	[*******]
18	[*******]	[*******]	[*******]	[*******]
19	[*******]	[*******]	[*******]	[*******]
20	[*******]	[*******]	[*******]	[*******]
21	[*******]	[*******]	[*******]	[*******]
22	[*******]	[*******]	[*******]	[*******]
23	[*******]	[*******]	[*******]	[*******]
24	[*******]	[*******]	[*******]	[*******]
25	[*******]	[*******]	[*******]	[*******]
26	[*******]	[*******]	[*******]	[*******]
27	[*******]	[*******]	[*******]	[*******]
28	[*******]	[*******]	[*******]	[*******]
29	[*******]	[*******]	[*******]	[*******]
30	[*******]	[*******]	[*******]	[*******]
31	[*******]	[*******]	[*******]	[*******]
32	[*******]	[*******]	[*******]	[*******]
33	[*******]	[*******]	[*******]	[*******]
34	[*******]	[*******]	[*******]	[*******]
35	[*******]	[*******]	[*******]	[*******]

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PHOENIX ENERGY ONE, LLC | PHOENIX OPERATING LLC

#	API	Well Name	Spud Date	Gross AFE
36	[*******]	[*******]	[*******]	[*******]
37	[*******]	[*******]	[*******]	[*******]
38	[*******]	[*******]	[*******]	[*******]
TOTAL GROSS AFE ESTIMATE				$[*******]

AFE Notice: Each AFE amount is an estimate only. Actual costs may be higher or lower, and Participant is responsible for its Elected Working Interest share of actual costs attributable to the Subject Wells.

Elected Working Interest	Same percentage elected on page 1
Net Revenue Interest	80% of the Elected Working Interest
Purchase Price	3.0% x (Aggregate Gross AFE Estimate x Elected Working Interest), due at Closing

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